                                                                    Exhibit 99.2

                                                         CURRENT VALUES
                                                       OF AIRCRAFT IN THE
                                                   AIRPLANES GROUP PORTFOLIO






Prepared for:                                               Prepared by:

AerFi Group plc                                             BK Associates, Inc.
Shannon, Ireland                                            Manhasset, New York
                                                            February 5, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                       Number
                                                                       ------

1.    INTRODUCTION.....................................................    1

2.    CONCLUSIONS......................................................    2

3.    DISCUSSION OF MARKET.............................................   11

      3.1    Current Demand and Availability...........................   12
      3.2    Projected Supply and Demand...............................   17

             3.2.1    Passenger Traffic................................   18
             3.2.2    Fleet Size and Composition.......................   20
             3.2.3    Commuter Traffic and Commuter Fleet..............   23
             3.2.4    Future Balance Between Demand and Supply.........   28
             3.2.5    Cargo Traffic and Freighter Fleet................   29

      3.3    Suitability of the Aircraft...............................   32
      3.4    Regulatory Factors........................................   36

             3.4.1    Noise Regulations................................   37
             3.4.2    Regulatory Restrictions for Aging Aircraft.......   41

      3.5    Aircraft Sales Data.......................................   42

             3.5.1    Recent Sales Data................................   42

4.    SPECIFIC AIRCRAFT MODEL DISCUSSION...............................   49

      4.1    Airbus....................................................   49

             4.1.1    A300.............................................   49
             4.1.2    A320.............................................   50


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
TABLE OF CONTENTS (Cont'd.)



                                                                        Page
                                                                       Number
                                                                       ------

      4.2    Boeing...................................................    51

             4.2.1    B727-200.........................................   51
             4.2.2    B737-200.........................................   51
             4.2.3    B737-300/-400/-500...............................   52
             4.2.4    B747-200F........................................   53
             4.2.5    B757.............................................   54
             4.2.6    B767.............................................   54

      4.3    Boeing-Douglas Products Division..........................   54

             4.3.1    DC8-70s..........................................   54
             4.3.2    DC9..............................................   55
             4.3.3    MD11.............................................   55
             4.3.4    MD80s............................................   56

      4.4    Fokker....................................................   56

      4.5    Turboprop Commuter Aircraft...............................   57

5.    VALUE METHODOLOGY................................................   58

      5.1    Definitions...............................................   58
      5.2    Current Fair Market Value Assumptions.....................   60
      5.3    Current Value Methodology.................................   62

             5.3.1    Comparison with Recent Sales Method .............   63
             5.3.2    Replacement Cost Method..........................   63
             5.3.3    Lease-Encumbered Value Method....................   64

6.    QUALIFICATIONS OF BK ASSOCIATES, INC.............................   65


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





























                                1. INTRODUCTION
                               *****************



















                                                                          [LOGO]

                                1. INTRODUCTION
                               *****************

In response to a request from AerFi Group plc (AerFi), BK Associates, Inc. is pleased to present this report on the current values of the aircraft in the Airplanes Group Portfolio (Portfolio). The aircraft include various types or models of narrow- and wide-body jets as well as turboprop commuter aircraft. The aircraft are identified in Figure 2-1 by aircraft type, date of manufacture, serial number, and engine model.

It should be understood that the aircraft have not been inspected for this appraisal and their current condition and status relative to major maintenance events was not known in some cases. AerFi provided BK Associates with data on the specifications and current maintenance status for the aircraft. These data were used to adjust values to account for current maintenance status.

Section 2 of this report presents the conclusions regarding the values of the aircraft. Other sections describe the methodology used by BK Associates in determining appraised values, discuss the factors affecting the market for aircraft, and describe the experience and qualifications of BK Associates in undertaking appraisals.







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





























                                2. CONCLUSIONS
                               ****************



















                                                                          [LOGO]

                                 2. CONCLUSIONS
                               ******************

Based upon our familiarity with airline transport aircraft, our knowledge of their capabilities and the uses to which they are put, our knowledge of the marketing and leasing of new or used aircraft, and our familiarity with aircraft generally, it is our opinion that the current values for the aircraft in the Portfolio are as stated in Figure 2-1, expressed in millions of dollars.

Four values are given for each aircraft. Base Values (BV) and Current Market Values (CMV) are included both assuming half-time between major maintenance events and allowing for the current maintenance status. These are identified as either "1/2-time" or "Mt.Adj.".

According to the International Society of Transport Aircraft Trading's (ISTAT) definition of Base Value, to which BK Associates subscribes, base value is the Appraiser's opinion of the underlying economic value of an aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its "highest and best use". An aircraft's Base Value is founded in the historical trend of values and in the projection of value trends and presumes an arm's length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing.

The Current Market Value is similar to the Base Value. It is the appraiser's opinion of the most likely trading price that may be generated for an aircraft under the market circumstances that are perceived to exist at the time in question. It is assumed the aircraft is sold for cash or equivalent consideration and that the seller has an adequate amount of time for effective exposure to prospective buyers, which BK Associates considers to be 12 to 18 months.

                                                                          [LOGO]

The values given in Figure 2-1 are based upon certain definitions and assumptions regarding aircraft condition, maintenance status, and market conditions which are described more fully below and later in this report. THESE VALUES SHOULD NOT BE USED OUTSIDE THE CONTEXT OF, OR WITHOUT KNOWLEDGE OF, THOSE ASSUMPTIONS AND DEFINITIONS.

For those values given in Figure 2-1 that include adjustments to account for the current maintenance status, the adjustments are approximate, based on industry average costs, and normally would include an adjustment for the time remaining to a "C" check, time remaining to a "D" check, time remaining to landing gear overhaul and time remaining to a heavy shop visit on engines. In many cases, sufficient relevant data were not available to make adjustments for engines and they were assumed to be at half-time. Where data were available adjustments were included for engines. In some cases no current maintenance data were available. Except in the rare case of coincidence, these cases are apparent from the half-time value equaling the maintenance adjusted value.

Also, no consideration has been given to cash maintenance reserve payments or security deposits that are likely paid by the lessees on nearly all of the aircraft in the Portfolio. These payments are intended to offset the very costs for which the maintenance adjustments are applied to the half-time values.

BK Associates, Inc. has no present or contemplated future interest in the aircraft, nor any interest that would preclude our making a fair and unbiased estimate. This appraisal represents the opinion of BK Associates, Inc. and reflects our best judgment based on the information available to us at the time of preparation. It is not given as a recommendation, or as an inducement, for any financial transaction and further, BK Associates assumes no responsibility or legal liability for any action taken or not taken by the addressee, or any other party, with regard to the appraised equipment. By accepting this appraisal, the addressee agrees that BK Associates shall bear no such responsibility or

                                       3
                                                                          [LOGO]
legal liability. This appraisal is prepared for the use of the addressee and shall not be provided to other parties without the express consent of the addressee.




                                                BK ASSOCIATES, INC.



                                                /s/ John F. Keitz
                                                John F. Keitz
                                                President
                                                ISTAT Senior Certified Appraiser

                                                                          [LOGO]

                                   FIGURE 2-1
                                  APG PORTFOLIO

                                                                                          BASE VALUE          CURRENT MARKET VALUE
                                                                                     --------------------     ---------------------
   #     TYPE              OPERATOR               REGIST         S/N        DoM      1/2 TIME     MT. ADJ.    1/2 TIME     MT. ADJ.
  ---    ----              --------               ------         ---      ------     -------      -------     --------     --------
   1     A300B4-100        Transaer Int'l         EI-TLB         12       May-75       6.550       6.550       5.895         5.895
   2     A300B4-100        Transaer Int'l         EI-CJK         20       Oct-75       6.750       6.750       6.075         6.075
   3     A300C4-200        MNG Cargo Air.         EI-BZB         83       May-79      18.250      18.250      17.794        17.794
   4     ATR42-300         Titan Awys. Ltd.       G-BUPS         109      Oct-88       5.493       5.493       5.035         5.228
   5     DHC8-102          Liat                   V2-LDQ         113      Sep-88       5.401       3.701       3.925         3.701
   6     ATR42-300         Titan Awys. Ltd.       G-ZAPJ         113      Nov-88       3.701       5.401       5.035         5.136
   7     A300B4-200        Transaer Int'l         EI-TLQ         131      Feb-81      13.100      13.100      11.790        11.790
   8     DHC8-102          Liat                   V2-LDP         140      Mar-89       3.426       3.426       3.650         3.426
   9     DHC8-100          Liat                   V2-LEP         144      Mar-89       4.827       4.827       4.850         4.827
   10    A320-211          Canadian Int'l         C-GPWG         174      Apr-91      26.823      26.823      28.650        28.223
   11    A320-211          Canadian Int'l         C-FPWE         175      Apr-91      26.823      26.823      27.250        26.823
   12    A320-211          Air France             F-GLGG         203      Sep-91      28.660      28.660      28.950        28.660
   13    A320-211          Air France             F-GLGH         220      Sep-91      28.660      28.660      28.950        28.660
   14    DHC8-100          National Jet           VH-JSI         229      Sep-90       6.100       6.100       6.100         6.100
   15    DHC8-300C         ALM                    PJ-DHI         230      Oct-90       8.352       8.352       8.200         8.352
   16    A320-211          Canadian Int'l         C-FDCA         232      Oct-91      27.450      27.450      27.450        27.450
   17    DHC8-300          Schreiner Awys         PH-SDU         232      Oct-90       7.535       7.535       7.600         7.535
   18    DHC8-300C         ALM                    PJ-DHE         242      Nov-90       8.356       8.356       8.200         8.356
   19    DHC8-300          Bombardier             C-GCDO         244      Dec-90       7.726       7.726       7.700         7.726
   20    ATR42-300         Idefix                 N249AT         249      Jan-91       6.057       6.057       5.376         5.683
   21    DHC8-100          USAir Express          EI-CHP         258      Jan-91       5.784       5.784       5.850         5.784
   22    DHC8-300          Aeroel Airways         4X-ARP         266      Mar-91       8.374       8.374       8.200         8.374
   23    DHC8-300          Aeroel Airways         4X-ARU         267      Apr-91       8.432       8.432       8.300         8.432
   24    A300B4-200        P.I.A.                 AP-BEL         269      Aug-83      14.250      14.250      12.825        12.825
   25    DHC8-100          Liat                   V2-LDU         270      May-91       4.577       4.577       4.650         4.577
   26    DHC8-300          Schreiner Awys         PH-SDT         276      May-91       8.343       8.343       8.350         8.343
   27    DHC8-300          Schreiner Awys         PH-SDR         283      Sep-91       8.315       8.315       8.400         8.315
   28    A320-211          Canadian Int'l         C-FLSS         284      Mar-92      28.738      28.738      28.800        28.738
   29    ATR42-300         ACES                   HK3684         284      Jan-92       4.800       4.800       4.320         4.320
   30    DHC8-300          Wideroes               LN-WFB         293      Oct-91       8.855       8.855       8.840         8.855
   31    A320-212          Airtours Int'l         OY-CNP         294      Apr-92      30.391      30.391      30.500        30.391
   32    DHC8-300          Brymon Airways         G-BRYS         296      Oct-91       8.406       8.406       8.400         8.406
   33    DHC8-300          Schreiner Awys         PH-SDM         298      Apr-92       8.653       8.653       8.630         8.653
   34    DHC8-300          Schreiner Awys         PH-SDP         300      Apr-92       8.554       8.554       8.700         8.554
   35    A320-212          Airtours Int'l         OY-CNM         301      Apr-92      29.524      29.524      30.500        29.524
   36    DHC8-300          Rheintalflug           EI-CIT         307      Dec-91       8.511       8.511       8.500         8.511

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


                                   FIGURE 2-1
                                  APG PORTFOLIO


                                                                               BASE VALUE         CURRENT MKT. VAL.
                                                                           -------------------   -------------------
   #     TYPE         OPERATOR              REGIST      S/N        DoM     1/2 TIME   MT. ADJ.   1/2 TIME   MT. ADJ.
  ---    ----         --------              ------      ---      ------    --------   --------   --------   --------
   37    A320-211     Canadian Int'l        C-FLSU      309      May-92     28.800     28.742     28.800     28.742
   38    DHC8-300     Brymon Airways        D-BKIR      334      Oct-92      9.250      9.263      9.250      9.263
   39    DHC8-300     Wideroe               LN-WFA      342      Dec-92      9.300      9.394      9.300      9.394
   40    A320-231     Airtours Int'l        G-TPTT      348      Jun-92     27.800     27.956     28.800     27.956
   41    A320-231     Airtours Int'l        OY-CNR      349      Oct-92     30.500     29.531     30.500     29.531
   42    A320-211     Canadian Int'l        C-FNVU      404      Jan-94     31.750     31.677     31.750     31.677
   43    METROIII     Air Nelson            ZK-NSU      705      Aug-88      1.550      1.550      1.473      1.473
   44    METROIII     Air Nelson            ZK-NSY      711      Mar-88      1.550      1.550      1.473      1.473
   45    METROIII     Air Nelson            ZK-NSZ      712      May-88      1.550      1.550      1.473      1.473
   46    F100         Mexicana              PK-JGD     11266     Aug-90     12.550     12.550     12.550     12.550
   47    F100         TAM                   PT-MRA     11284     Jul-90     12.550     12.664     12.550     12.664
   48    F100         TAM                   PT-MRB     11285     Aug-90     12.550     12.655     12.550     12.655
   49    F100         TAM                   PT-MRG     11304     Feb-91     12.550     13.446     13.500     13.446
   50    F100         TAM                   PT-MRH     11305     Apr-91     13.850     13.769     13.850     13.769
   51    F100         Mexicana              XA-SHI     11309     May-91     13.850     13.804     13.850     13.804
   52    F100         Mexicana              XA-SHJ     11319     Apr-91     13.850     13.908     13.850     13.908
   53    F100         TAM                   PT-MQK     11336     Jun-91     14.200     14.562     14.200     14.562
   54    F100         Mexicana              PK-JGH     11339     Jul-91     14.400     14.400     14.400     14.400
   55    F100         TAM                   PT-MQJ     11347     Oct-91     15.000     15.363     15.000     15.363
   56    F100         TAM                   PT-MRE     11348     Aug-91     14.200     14.126     14.200     14.126
   57    F100         TAM                   PT-MQC     11371     Dec-91     15.680     15.270     15.680     15.270
   58    F100         Mexicana              XA-TCG     11374     Jan-92     15.300     15.289     15.300     15.289
   59    F100         Mexicana              XA-TCH     11375     Feb-92     15.400     15.448     15.400     15.448
   60    F100         Mexicana              XA-SGE     11382     Mar-92     15.500     15.552     15.500     15.552
   61    F100         Mexicana              XA-SGF     11384     Mar-92     15.500     15.151     15.500     15.151
   62    B737-275     Canadian Int'l        C-GAPW     20922     Aug-74      3.000      2.321      2.850      2.171
   63    B737-275     Canadian Int'l        C-GBPW     20958     Jan-75      3.050      2.973      2.898      2.820
   64    B737-275     Canadian Int'l        C-GCPW     20959     Feb-75      3.050      2.982      2.898      2.830
   65    B737-275     Canadian Int'l        C-GEPW     21115     Dec-75      3.750      3.706      3.563      3.519
   66    B737-266     Aerolineas Argent.    EI-CNP     21192     Mar-76      5.183      5.298      5.183      5.298
   67    B737-266     LAPA                  5Y-BHV     21193     Jul-76      5.865      5.645      5.865      5.645
   68    B737-266     LAPA                  5Y-BHW     21196     Jul-76      5.755      5.555      5.755      5.555
   69    B737-269     Aerosante             OB1538     21206     Feb-76      4.100      4.100      4.100      4.100
   70    B727-2A1     Mexicana              XA-MXI     21346     Oct-80      3.500      3.473      4.005      2.978
   71    B727-2A1     Mexicana              XA-MXJ     21600     Nov-80      5.550      5.574      4.005      5.079
   72    B737-275     Canadian Int'l        C-GGPW     21639     Nov-78      5.550      5.221      5.273      4.943
   73    B737-2L9     Formax Lsgn           EI-CG2     21685     Jan-79      6.650      6.650      6.650      6.650

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


                                   FIGURE 2-1
                                  APG PORTFOLIO

                                                                                           BASE VALUE         CURRENT MARKET VALUE
                                                                                     --------------------     ---------------------
   #     TYPE              OPERATOR               REGIST         S/N        DoM      1/2 TIME     MT. ADJ.    1/2 TIME     MT. ADJ.
  ---    ----              --------               ------         ---      ------     -------      -------     --------     --------
   73    B737-2L9          Fornax Lsng            EI-CGZ        21685     Jan-79        6.650       6.650       6.650         6.650
   74    B737-275          Canadian Int'l         C-GIPW        21712     Feb-79        5.668       5.668       5.415         5.383
   75    B747-259F         Tower Air              N621FF        21730     Jun-79       39.464      39.464      38.250        39.464
   76    B737-2Q8          Malev                  HA-LEA        21735     Jun-79        7.681       7.681       6.636         7.681
   77    B737-2Q8          Lan Chile              CC-CLD        21960     Mar-80        7.250       6.450       6.450         6.450
   78    B737-2M8          Malev                  HA-LEB        22090     May-80        8.602       8.602       7.615         8.602
   79    B737-2S3          LAPA                   LV-WJS        22278     Mar-80        6.719       6.719       6.982         6.719
   80    B737-2T4          LAPA                   LV-WNA        22368     Sep-80        7.114       7.114       6.920         7.114
   81    B737-2T4          LAPA                   LV-WNB        22369     Sep-80        7.335       7.335       6.946         7.335
   82    B737-2T5          Lan Chile              CC-CJW        22397     Feb-81        7.248       7.248       7.180         7.248
   83    B737-2L9          Lan Chile              CC-CEE        22407     Sep-80        7.223       7.223       7.126         7.223
   84    B737-2Q8          Lithuanian             LY-GPA        22453     Mar-81        6.688       6.688       7.452         6.688
   85    B737-2T5          Lan Chile              CC-CYP        22632     Feb-82        8.500       7.135       7.702         7.135
   86    B737-2S3          LAPA                   N633GP        22633     Mar-81        8.484       8.484       7.571         8.484
   87    B737-2T4          AirUkraine             UR-GAD        22802     Feb-83        7.357       7.357       8.151         7.357
   88    B737-2T4          Malev                  HA-LEI        22803     Feb-83        7.927       7.927       8.318         7.927
   89    B737-2T4          Malev                  HA-LEM        22804     Feb-83        7.773       7.773       8.305         7.773
   90    B737-275          Canadian Int'l         C-GUPW        22873     Jul-82        7.070       7.070       6.745         6.715
   91    B737-2T5          Malev                  HA-LEC        22979     Mar-83        9.097       9.097       8.295         9.097
   92    B737-291          PT Mandela             PK-RIQ        23023     Mar-83        8.163       8.163       8.463         8.163
   93    B737-291          Lan Chile              CC-CDG        23024     May-83        8.077       8.077       8.146         8.077
   94    B737-2T4C         LAPA                   LV-WPA        23065     Oct-83        8.982       8.982      10.033         8.982
   95    B737-2T4C         Xiamen                 B-2505        23066     Dec-83       10.100      10.100      10.100        10.100
   96    B737-317          Frontier Airlines      EI-CHH        23177     Apr-86       16.834      16.834      17.555        17.427
   97    B737-3Y0C         America West           N330AW        23499     Jun-86       18.771      18.771      19.043        19.107
   98    B737-3Y0C         America West           N329AW        23500     Jun-86       18.740      18.740      19.011        19.076
   99    B737-3Y0          Air Europa             EC-FKJ        23749     May-87       19.142      19.142      20.020        19.819
  100    B737-3Y0          Air Europa             EC-FJZ        23923     Apr-88       21.101      21.101      21.638        21.833
  101    B737-4Y0          Jet Airways            VT-JAG        24345     Jun-89       24.774      24.774      23.457        24.774
  102    B737-4Y0          Asiana                 HL7258        24493     Jul-89       23.469      23.469      23.450        23.469
  103    B737-4Y0          Asiana                 HL7260        24520     Dec-89       24.460      24.460      24.200        24.460
  104    B737-4Y0          Istanbul               TC-AYA        24683     Aug-90       24.975      24.975      25.205        24.975
  105    B737-4Y0          Pegasus                TC-AFK        24684     Apr-90       24.577      24.577      24.986        24.577
  106    B737-4Y0          Jet Airways            VT-JAK        24687     May-90       26.018      26.018      24.989        26.018
  107    B737-4Y0          Aer Lingus             EC-EXY        24689     Jul-90       24.490      24.490      25.156        24.490
  108    B737-4Y0          Aer Lingus             EC-FBP        24690     Jul-90       25.067      25.067      25.143        25.067
  109    B737-4Y0          Istanbul               TC-AZA        24691     Aug-90       24.684      24.684      25.200        24.684
  110    B737-3Y0          P.A.L.                 EI-BZN        24770     Oct-90       22.882      22.882      23.826        23.118

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


                                   FIGURE 2-1
                                  APG PORTFOLIO

                                                                                           BASE VAL.          CURRENT MARKET VALUE
                                                                                     --------------------     ---------------------
   #     TYPE              OPERATOR               REGIST         S/N        DoM      1/2 TIME     MT. ADJ.    1/2 TIME     MT. ADJ.
  ---    ----              --------               ------         ---      ------     -------      -------     --------     --------
  111    B737-5Y0          China Southern         B-2542        24897     Feb-91      17.549      17.549      16.910        16.659
  112    B737-3Y0          Transavia              CS-TKE        24905     Feb-91      25.241      25.241      25.402        25.241
  113    B737-4Y0          Air Europa             EC-GAZ        24906     Feb-91      25.142      25.142      25.900        25.142
  114    B737-3Y0          Air Asia               9M-AAA        24907     Mar-91      25.381      25.381      25.432        25.381
  115    B737-4Y0          Travel Servis a.s.     TK-OVS        24911     Apr-91      26.795      26.795      26.204        26.795
  116    B737-4Y0          Air Europa             EC-GBN        24912     Jun-91      26.442      26.442      26.300        26.442
  117    B737-4Y0          THY                    TC-JDF        24917     Jun-91      25.226      25.226      26.575        25.226
  118    B767-3Y0ER        Transbrasil            PT-TAE        24948     Jul-91      59.340      59.340      59.350        59.340
  119    B737-3Y0          Air One SpA            EI-CLZ        25179     Feb-92      26.098      26.098      27.035        26.098
  120    B737-4Y0          Aer Lingus             EC-348        25180     Jan-92      26.919      26.919      27.241        26.919
  121    B737-4Y0          THY                    TC-JDG        25181     Feb-92      27.807      27.807      27.414        27.807
  122    B737-5Y0          China Southern         B-2548        25182     Feb-92      19.630      19.630      18.763        18.642
  123    B737-5Y0          China Southern         B-2549        25183     Feb-92      19.647      19.647      18.763        18.660
  124    B737-4Y0          THY                    TC-JDH        25184     Mar-92      26.380      26.380      27.562        26.380
  125    B737-5Y0          British Midland        G-OBMR        25185     Feb-92      19.442      19.442      18.763        18.454
  126    B737-5Y0          Rio Sul                PT-SLU        25186     Mar-92      19.481      19.481      18.763        18.493
  127    B737-3Y0          Air One SpA            EI-CLW        25187     Mar-92      25.798      25.798      27.035        25.798
  128    B737-5Y0          China Southern         B-2550        25188     Mar-92      19.634      19.634      18.763        18.646
  129    B737-4Y0          Sun Express            TC-SUT        25190     Apr-92      27.312      27.312      27.621        27.312
  130    B737-5Y0          Jet Airways            VT-JAL        25191     Apr-92      19.265      19.265      18.763        18.278
  131    B737-5Y0          Rio Sul                PT-SSA        25192     Apr-92      19.494      19.494      18.763        18.506
  132    B737-4Y0          THY                    TC-JDT        25261     Apr-92      26.524      26.524      27.671        26.524
  133    B737-5Y0          THY                    TC-JDU        25288     Jun-92      18.829      18.829      19.199        17.818
  134    B737-5Y0          THY                    TC-JDV        25289     Jun-92      18.798      18.798      19.200        17.787
  135    B767-3Y0ER        SAS                    XA-EDE        25411     Jan-92      61.708      61.708      60.900        61.708
  136    B767-2Y0ER        Transbrasil            PT-TAK        25421     Jan-92      48.500      48.500      47.500        48.500
  137    B737-4Y0          THY                    TC-JDY        26065     May-92      26.462      26.462      27.774        26.462
  138    B737-4Y0          Malev                  HA-LEN        26069     Nov-92      28.334      28.334      28.686        28.334
  139    B737-4Y0          MALEV                  HA-LEO        26071     Nov-92      28.377      28.377      28.702        28.377
  140    B737-5Y0          Rio Sul                PT-SLN        26075     Oct-92      20.560      20.560      19.665        19.525
  141    B737-4Y0          Pegasus                TC-AFU        26081     Mar-93      28.639      28.639      28.950        28.639
  142    B757-2Y0ER        Transwede              SE-DUL        26151     Jul-92      42.459      42.459      41.150        42.459
  143    B757-2Y0          Avianca                EI-CEZ        26154     Sep-92      38.862      38.862      40.300        38.862
  144    B757-2Y0          China S.west           B-2827        26156     Nov-92      40.499      40.499      40.150        40.499
  145    B767-3Y0ER        Aeromexico             XA-RKI        26200     Jul-92      62.895      62.895      62.400        62.895
  146    B767-3Y0ER        Aeromexico             XA-RKJ        26204     Oct-92      62.996      62.996      63.200        62.996
  147    DC8-71F           Fast Air               CC-CYQ        45810     Mar-68      15.002      15.002      15.250        15.602

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


                                   FIGURE 2-1
                                  APG PORTFOLIO

                                                                                           BASE VALUE         CURRENT MARKET VALUE
                                                                                      -------------------     ---------------------
   #     TYPE              OPERATOR               REGIST         S/N        DoM       1/2 TIME    MT. ADJ.    1/2 TIME     MT. ADJ.
  ---    ----              --------               ------         ---      ------      -------     -------     --------     --------
  148    DC8-71F           Burlington Air         N821BX       45811      Jul-67       14.650      14.650      15.250       15.250
  149    DC8-71F           Burlington Air         N822BX       45813      Jan-67       14.650      14.650      15.250       15.250
  150    DC8-71F           Tampa                  HK3786       45849      Apr-67       14.650      14.650      15.250       15.250
  151    DC8-71F           Iberia                 EC-FVA       45945      Mar-68       13.736      13.736      15.250       14.336
  152    DC8-71F           Burlington Air         N824BX       45946      Mar-68       14.650      14.650      15.250       15.250
  153    DC8-71F           Fast Air               CC-CAX       45970      Mar-68       14.642      14.642      15.250       15.242
  154    DC8-71F           Burlington Air         N8081U       45971      May-68       14.650      14.650      15.250       15.250
  155    DC8-71F           UPS                    EI-TLA       45973      May-68       14.650      14.650      15.250       15.250
  156    DC8-71F           Fast Air               CC-CAR       45976      Jul-68       15.300      15.300      15.250       15.900
  157    DC8-71F           Burlington Air         N825BX       45978      Jul-68       14.812      14.812      15.250       15.412
  158    DC8-71F           Burlington Air         N828BX       45993      Aug-68       14.650      14.650      15.250       15.250
  159    DC8-71F           Burlington Air         N829BX       45994      Aug-68       14.650      14.650      15.250       15.250
  160    DC8-71F           Fast Air               CC-CDS       45996      Oct-68       14.650      14.650      15.250       15.250
  161    DC8-71F           Fast Air               CC-CDU       45997      Sep-68       14.650      14.650      15.250       15.250
  162    DC8-71F           Burlington Air         N826BX       45998      Oct-68       14.094      14.094      15.250       14.694
  163    DC8-71F           Burlington Air         N820BX       46065      Jun-69       15.120      15.120      15.250       15.720
  164    DC8-71F           Tampa                  N8099U       46066      May-69       14.650      14.650      15.250       15.250
  165    DC8-73F           S.A.T.                 N873SJ       46091      Apr-70       22.128      22.128      21.185       22.313
  166    DC9-51            Hawaiian               EI-CBG       47742      May-77        4.320       4.320       3.645        3.915
  167    DC9-51            Hawaiian               N603DC       47784      Mar-79        4.640       4.640       4.185        4.175
  168    DC9-51            Hawaiian               EI-CBH       47796      Mar-79        5.054       5.054       4.185        4.589
  169    DC9-51            Hawaiian               EI-CBI       48122      Nov-80        6.081       6.081       4.815        5.546
  170    DC9-32            Aeromexico             XA-AMA       48125      Apr-80        5.750       5.750       5.000        5.200
  171    DC9-32            Aeromexico             XA-AMB       48126      Apr-80        5.448       5.448       5.000        4.898
  172    DC9-32            Aeromexico             XA-AMC       48127      Jul-80        6.120       6.120       5.000        5.570
  173    DC9-32            Aeromexico             XA-AMD       48128      Aug-80        5.730       5.730       5.000        5.180
  174    DC9-32            Aeromexico             XA-AME       48129      Nov-80        6.330       6.330       5.000        5.780
  175    DC9-32            Aeromexico             XA-AMF       48130      Dec-80        6.184       6.184       5.000        5.634
  176    MD11              Varig                  PP-VPN       48499      Dec-91       75.850      75.850      72.058       72.058
  177    MD11              Varig                  PP-VPO       48500      Mar-92       76.871      76.871      73.293       73.013
  178    MD11              Varig                  EI-CDK       48501      Sep-92       79.271      79.271      75.573       75.293
  179    MD83              Eurofly SPA            EI-CMZ       49390      Apr-86       18.073      18.073      18.218       18.940
  180    MD83              Nouvelair Tunisie      EI-CBO       49442      Apr-87       17.950      17.950      18.848       18.848
  181    MD83              T.W.A.                 EI-BWD       49575      Oct-87       19.671      19.671      20.213       20.634
  182    MD83              Estago Anlagen         D-ALLV       49620      Jul-88       19.295      19.295      20.606       20.276
  183    MD83              Nouvelair Tunisie      EI-CGI       49624      Aug-88       20.439      20.439      20.475       21.414
  184    MD83              Spanair                EC-GBA       49626      Oct-88       20.075      20.075      20.790       21.065

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


                                   FIGURE 2-1
                                  APG PORTFOLIO

                                                                                           BASE VALUE         CURRENT MARKET VALUE
                                                                                      -------------------     ---------------------
   #     TYPE              OPERATOR               REGIST         S/N        DoM       1/2 TIME    MT. ADJ.    1/2 TIME     MT. ADJ.
  ---    ----              --------               ------         ---      ------      -------     -------     --------     --------
  185    MD83              Eurofly SPA            EI-CEK       49631      Jun-89       20.200      20.200      21.788       21.237
  186    MD82              Aeromexico             EI-BTX       49660      Mar-88       18.480      18.480      18.428       19.358
  187    MD82              Aeromexico             EI-BTY       49667      Jan-88       15.645      15.645      17.325       16.470
  188    MD83              Nouvelair Tunisie      EC-FTU       49672      Jul-88       19.500      19.500      20.475       20.475
  189    MD87              Aeromexico             XA-SFO       49673      Dec-88       14.825      14.825      14.744       14.369
  190    MD83              Spanair                EC-GAT       49709      Dec-88       20.637      20.637      21.158       21.644
  191    MD83              BWIA Int'l             9Y-THX       49789      Sep-89       21.850      21.850      22.943       22.943
  192    MD83              Meridiana              EI-CKM       49792      Nov-89       22.325      22.325      23.956       23.466
  193    MD83              Edelweiss Air          HB-IKM       49935      Sep-90       24.338      24.338      24.308       25.496
  194    MD83              Spanair                EC-GVI       49936      Oct-90       24.831      24.831      24.465       25.996
  195    MD83              Spanair                EC-FXA       49938      Dec-90       22.941      22.941      24.675       24.116
  196    MD83              Avianca                EI-CBR       49939      Oct-90       21.555      21.555      23.415       22.670
  197    MD83              Reno Air               G-DEVR       49941      Dec-90       23.500      23.500      24.675       24.675
  198    MD83              Air Liberte            F-GPZA       49943      Jul-91       24.052      24.052      25.830       25.282
  199    MD83              Avianca                EI-CCC       49946      Jul-91       22.224      22.224      23.888       23.362
  200    MD83              Reno Air               G-RJER       49949      Aug-91       24.675      24.675      24.703       25.277
  201    MD83              FEAT                   P4-MDE       49950      Nov-91       24.450      24.450      25.266       25.066
  202    MD83              Edelweiss Air          HB-IKN       49951      Aug-91       22.978      22.978      24.703       23.581
  203    MD83              Avianca                EI-CFZ       53120      Jul-92       23.534      23.534      24.626       24.134
  204    MD83              Avianca                EI-CER       53125      Apr-92       24.472      24.472      25.625       25.097

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